UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

First Busey Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave.
Champaign, Illinois 61820
(Address of principal executive offices) (Zip code)

(217) 365-4544
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 25, 2022, First Busey Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 44,620,649 of the Company’s shares of common stock were present or represented by proxy at the Annual Meeting.  This represented approximately 80.7% of the Company’s 55,259,645 shares of common stock that were outstanding and entitled to vote at the Annual Meeting based on the March 28, 2022, record date.  At the Annual Meeting, the stockholders voted on three proposals.  The proposals are described in the 2022 Proxy Statement.

The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are as follows:

1.	The election of 10 individuals to serve as a director of the Company for a one-year term expiring at the 2023 Annual Meeting of Stockholders or until their successors are elected and have qualified. There were 6,581,469 broker non-votes in connection with the election of directors.

Name	Votes For	Votes Withheld
Samuel P. Banks	37,284,114	755,066
George Barr	36,794,696	1,244,484
Stanley J. Bradshaw	36,319,872	1,719,308
Michael D. Cassens	37,272,012	767,168
Van A. Dukeman	36,472,557	1,566,623
Karen M. Jensen	37,100,773	938,407
Frederic L. Kenney	37,213,445	825,735
Stephen V. King	36,442,950	1,596,230
Gregory B. Lykins	37,214,479	824,701
Cassandra R. Sanford	37,243,712	795,468

2.	The approval, in a non-binding advisory vote, of the compensation of the named executive officers of the Company.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,270,976	2,336,848	431,351	6,581,474

3.	The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,155,495	1,298,847	166,307	—

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2022	First Busey Corporation

		By:	/s/ Jeffrey D. Jones
		Name:	Jeffrey D. Jones
		Title:	Chief Financial Officer